UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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APPLIED ENERGETICS, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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APPLIED ENERGETICS, INC.
2480 W Ruthrauff Road, Suite 140 Q
Tucson, Arizona 85705

Dear Stockholder:

It is my pleasure to invite you to attend the Annual Meeting of Stockholders of Applied Energetics Inc. (“Applied Energetics”) to be held on October 30, 2019, at 10:00 a.m., local time (the “Annual Meeting”). The Annual Meeting will be held at the Arizona Biltmore Hotel, 2400 E Missouri Avenue, Phoenix AZ 85016. During our Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting and Proxy Statement and as time permits, we will discuss our business operations. There also will be time for questions.

We hope that you will exercise your right to vote, either by attending the Annual Meeting and voting in person or by voting through other acceptable means as promptly as possible. Stockholders of record at the close of business on September 10, 2019 are entitled to notice of and to vote at the meeting. We will be using the “notice and access” method of providing proxy materials to you via the internet. On or about September 19, 2019, we will mail to our stockholders a notice of availability of proxy materials (“Notice”) containing instructions on how to access our Proxy Statement and our 2019 Annual Report on Form 10-K and vote electronically via the internet. The notice also contains instructions on how to receive a printed copy of your proxy materials. You may vote over the internet, as well as by telephone or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card (or voting instruction form, if you hold your shares through a broker). Please review the instructions for each of your voting options described in the Proxy Statement, as well as in the notice you will receive in the mail.

We are delighted to have you as a stockholder of Applied Energetics and thank you for your ongoing support.

Sincerely,

/s/ Gregory J. Quarles
Chief Executive Officer

APPLIED ENERGETICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 30, 2019

TO THE STOCKHOLDERS OF THE COMPANY:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Applied Energetics, Inc. (“Applied Energetics” or the “Company”) will be held on Wednesday, October 30, 2019 at 10:00 a.m. Arizona time, at the Arizona Biltmore Hotel, 2400 E Missouri Avenue, Phoenix AZ 85016 (the “Annual Meeting”), for the following purposes:

To elect the following members of the Company’s Board of Directors to serve for the term set forth opposite his name and until his successor is duly elected and qualified:

Name	Term

Bradford T. Adamczyk	Three Years
Jonathan R. Barcklow	Two Years
John Schultz	One Year
Gregory J. Quarles	Three Years;

To approve, on an advisory basis, the compensation of the Company’s named executive officers and directors;

To approve, on an advisory basis, the frequency with which the Company holds advisory votes regarding the compensation of the Company’s named executive officers and directors;

To approve and adopt the Company’s 2018 Incentive Stock Plan;

To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

To consider and act upon any other matter that may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement for Annual Meeting of Stockholders. We began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about September 19, 2019 to stockholders of record at the close of business on September 10, 2019. The Notice contains instructions on how to access our Proxy Statement, our 2018 Annual Report on Form 10-K and the form of proxy on the Internet, as well as instructions on how to request a paper copy of the proxy materials.  Only stockholders of the Company of record at the close of business on September 10, 2019 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

All stockholders of the Company are cordially invited to attend the Annual Meeting in person.  However, to ensure your representation at the Annual Meeting, you are urged to vote by telephone, over the Internet, or by marking, signing, dating and returning your proxy card.  You may revoke your voted proxy at any time prior to the Annual Meeting or vote in person if you attend the Annual Meeting.

The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, are available at: www.cstproxy.com/aergs/2019 or our website, www.aergs.com. You can also request a hard copy of these materials by calling 1-888-266-6791.

By Order of the Board of Directors,

/s/ Jonathan Barcklow
Vice President and Secretary

IMPORTANT:  WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE.  IN ADDITION TO VOTING IN PERSON, STOCKHOLDERS OF RECORD MAY VOTE VIA A TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET AS INSTRUCTED IN THE PROXY MATERIALS.  YOU MAY ALSO VOTE BY MARKING, SIGNING, DATING AND MAILING THE PROXY CARD PROMPTLY IN THE RETURN ENVELOPE PROVIDED.  PLEASE NOTE THAT IF YOUR SHARES ARE HELD BY A BROKER OR OTHER INTERMEDIARY AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN A LEGAL PROXY FORM FROM THAT RECORD HOLDER.

APPLIED ENERGETICS, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

PROXY SUMMARY

General Voting and Meeting Information

The Notice and Access cards detailing the availability of this proxy statement and proxy card are being mailed to stockholders on or about September 19, 2019, and all proxy documents will be made available via: www.cstproxy.com/aergs/2019. It is important that you carefully review the proxy materials and follow the instructions below to cast your vote on all voting matters.

Voting Methods

Even if you plan to attend the Annual Meeting in person please vote as soon as possible by using one of the following advance voting methods.

Voting via the Internet or by telephone helps save money by reducing postage and proxy tabulation costs.

VOTE BY INTERNET*	Instructions:
24 hours a day / 7 days a week	1.	Read this Proxy Statement.
	2.	Go to the applicable website listed on your proxy card or voting instructions form.
	3.	Have this Proxy Statement, proxy card, or voting instruction form in hand and follow the Instructions.
VOTE BY TELEPHONE*	Instructions:
24 hours a day / 7 days a week	1.	Read this Proxy Statement.
	2.	Call the number listed on your proxy card or voting instructions form.
	3.	Have this Proxy Statement, proxy card, or voting instruction form in hand and follow the instructions.
VOTE BY MAIL	Instructions:
	1.	Read this Proxy Statement.
	2.	Fill out, sign and date each proxy card or voting instruction form you receive and return it in the prepaid envelope.

*	If you are a beneficial owner you may vote via the telephone or internet if your bank, broker, or other nominee makes those methods available, in which case they will include the instructions with the proxy materials. If you are a stockholder of record, the Company will include instructions on how to vote via internet or telephone directly on your proxy voting card.

Voting at the Annual Meeting

Stockholders of record may vote at the Annual Meeting. Beneficial owners may vote in person if they have a legal proxy from their brokerage firm, bank, or custodian. Beneficial owners should contact their bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting.

Voting Matters and Board Recommendations

Stockholders are being asked to vote on the following matters at the 2019 Annual Meeting:

PROPOSAL 1 - Election of Directors

Recommendation: FOR

Election of four director nominees. The Board believes that the nominees’ knowledge, skills, and abilities make them the most effective board members to steer the Company through this period of its development.

PROPOSAL 2 - Advisory Vote to Approve Executive Compensation

Recommendation: FOR

The “Say-on-Pay” Proposal, to approve, on a non-binding advisory basis, the compensation paid to the named executive officers and directors, as described below in the section entitled “Executive Compensation.” The Company has designed its compensation programs to reward and motivate management to continue to grow the Company. The Board of Directors takes stockholder views seriously and will take into account the advisory vote in future executive and board compensation decisions.

PROPOSAL 3 - Advisory Vote to Approve Frequency of Vote on Executive Compensation

Recommendation: FOR approval every three years

The “Say-on-Frequency” Proposal, to approve, on a non-binding advisory basis, the frequency with which the shareholders should vote on the compensation paid to the named executive officers and directors, as described under Proposal 2 and below in the section entitled “Compensation Overview.” The Board of Directors believes that a frequency of three years strikes a balance between regularly soliciting stockholder input on compensation and allowing the board some latitude to adjust to market conditions and a longer-term focus in its recruiting.

PROPOSAL 4 – Approval of 2018 Stock Incentive Plan (the “Plan”)

Recommendation: FOR

The board is submitting the proposal to approve the Plan to the stockholders in part for advisory purposes and in part because Internal Revenue Code requires stockholder approval of the Plan prior to issuance of any Incentive Stock Options under Section 422 of the Internal Revenue Code, may be issued under the Plan.

PROPOSAL 5 – Approval of RBSM LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019

Recommendation: FOR

The Board of Directors has appointed RBSM LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2019. The Board believes that the retention of RBSM LLP is in the best interests of the Company and its stockholders and is seeking ratification and approval of its selection. Such approval is not required under the Company’s Certificate of Incorporation, By-laws or other constituent documents.

QUESTIONS AND ANSWERS

Q: Why am I receiving these materials?

A: Our Board of Directors has made these materials available to you on the internet or, upon your request, delivered printed proxy materials to you, in connection with the solicitation of proxies for use at the Company’s Annual Meeting of Stockholders, which will take place at 10:00 am local time on Wednesday, October 30, 2019, at The Arizona Biltmore Hotel, 2400 E Missouri Avenue, Phoenix AZ 85016. As a stockholder, you are invited to attend the Annual Meeting and you are requested to vote on the items of business described in this Proxy Statement.

Q: What is a proxy statement and what is a proxy card?

A: A proxy statement provides you with information you need to make an informed decision regarding whether to designate a proxy to vote your shares at the Annual Meeting. The proxy card is a document you sign indicating who may vote your shares of common stock, and the person you designate to vote your shares is called a proxy. By signing and returning the proxy card provided by the board, you are designating the proxies named therein as your proxy to cast your votes at the Annual Meeting. The proxies intend to cast your votes as you indicate on the proxy card.

The Company’s management and other related persons may solicit proxies. The Company will bear the cost of soliciting proxies and will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable, out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock.

Q: Who is entitled to vote at the 2019 Annual Meeting of Stockholders?

A: Only stockholders of record of Applied Energetics, Inc. at the close of business on September 10, 2019 (the “Record Date”) may vote at the 2019 Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date.

Q: What is the difference between a stockholder of record and a beneficial owner?

A: A “stockholder of record” is one that holds shares, registered directly in his, her or its name with the Company’s transfer agent, Continental Stock Transfer and Trust. As a stockholder of record, you should receive a notice regarding the availability of the Proxy Statement, Annual Report, and proxy card directly from us.

The term “beneficial owner” is used in a broader sense to denote those whose shares are held in a brokerage account or by a bank or other nominee. As a beneficial owner, you will receive a notice regarding the availability of the Proxy Statement, Annual Report, and voting instruction form forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct the holder of record to vote your shares by following the instructions provided in your proxy materials. If you do not give instructions to the holder of record of your shares, it will nevertheless be entitled to vote your shares with respect to “routine” items, but will not be permitted to vote your shares with respect to “non-routine” items. In the case of a non-routine item, your shares will be considered “broker non-votes” on that proposal.

Q: Will there be any other items of business on the agenda?

A: We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

Q: How will my shares be voted?

A: If you indicate your intention with respect to any or all proposals listed on the proxy card, your shares will be voted in accordance with your wishes as so indicated. If you sign and return the proxy card, but do not specify how your shares are to be voted, the proxies intend to vote your shares FOR the director nominees in Proposal No. 1, FOR Proposal Nos. 2, 4 and 5 and FOR the 3-Year frequency in Proposal No. 3 (“Say-on-Frequency”).

Q: What constitutes a quorum?

A: A quorum is the minimum number of stockholders necessary to conduct business at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of the Company’s common stock on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 204,197,396 shares of common stock outstanding. Votes “for” and “against,” “abstentions,” and broker “non-votes” will all be counted as present to determine whether a quorum has been established.

Q: What is the vote required for each proposal to pass?

A: Required votes for each proposal are as follows:

Proposal No. 1—Election of Directors: The affirmative vote “FOR” of a simple majority of the votes cast at the Annual Meeting is required for the election of each director, A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated or the other items to be voted on; although, it will be counted for purposes of determining whether there is a quorum. Voting Shares represented by properly executed proxies for which no instruction is given will be voted “FOR” election of the nominee for director.

Proposal No. 2—Say-on-Pay: While we intend to carefully consider the voting results of this proposal, in accord with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the final vote is advisory in nature, therefore, not binding on the Company’s Board of Directors. Our executive compensation will be approved, on an advisory basis, if the votes cast by stockholders in favor of advisory approval exceed those votes cast in opposition of advisory approval.

Proposal No. 3—Say on Frequency: Among the options of conducting an advisory vote every one year, two years or three years, the option to receive the greatest number of votes will be considered to be the time period approved by stockholders, on an advisory basis.

Proposal No. 4—2018 Incentive Stock Plan: The affirmative vote “FOR” of a simple majority of the votes cast at the Annual Meeting is required for the approval of the Plan. A properly executed proxy marked “WITHHOLD” with respect to approval of the Plan will not be voted with respect to approval of the Plan; although, it will be counted for purposes of determining whether there is a quorum. Voting Shares represented by properly executed proxies for which no instruction is given will be voted “FOR” approval of the Plan. Failure by the stockholders to adopt the Plan will only be effective with respect to any Incentive Stock Options sought to be issued thereunder. Such failure will not cause the termination of any options previously issued under the Plan.

Proposal No. 5—Ratification of Independent Registered Public Accounting Firm: The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, in person or by proxy, is required to ratify our selection of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Abstentions will have the practical effect of a vote not to ratify our selection. Because we believe that Proposal No. 5 is a routine proposal on which a broker or other nominee is generally empowered to vote, broker “non-votes” likely will not result from this proposal. If you are a beneficial owner holding shares through a broker, bank, or other nominee and you do not instruct your broker or bank, your broker or bank may cast a vote on your behalf for this proposal.

PROPOSAL 1

The following individuals, all of whom are currently directors, are nominated to continue to serve on the Board of Directors, each for the term set forth opposite his name:

Gregory J. Quarles	Three Years
Bradford T. Adamczyk	Three Years
Jonathan R. Barcklow	Two Years
John Schultz	One Year

Issued and outstanding shares of our Common Stock are entitled to one vote per share for each Director for the term indicated and until a successor has been elected and qualified or the Director’s earlier resignation or removal. Cumulative voting is not permitted.

Unless stated to be voted otherwise, each proxy will be voted for the election of the nominees named. The nominees have consented to serve as director if elected. If any nominee becomes unavailable for election before the Annual Meeting of Stockholders, the board of directors may name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card.

Information about Director Nominees

Messrs. Adamczyk and Barcklow joined the Board in March 2018; Mr. Schultz joined the Board in November 2018; and Mr. Quarles joined on May 6, 2019. Following is a brief description of the business experiences, ages as of March 31, 2019 and positions and offices with the Company for each of the director nominees.

Gregory J. Quarles, Chief Executive Officer and Director, age 58

Dr. Quarles was appointed to serve as its Chief Executive Officer and a member of the board of directors effective May 6, 2019. Before joining Applied Energetics, Dr. Quarles spent the last six years with The Optical Society of America (“OSA”) in Washington D.C., both as a Board Member and more recently as the Chief Scientific Officer. His responsibilities at OSA encompassed a broad range of scientific, technical and engineering infrastructure, and included content development for the OSA meetings portfolio, along with many other related projects, highlighted by his reports to Congress. Moreover, Dr Quarles has been personally involved through OSA in the establishment of many crucial partnerships involving major R&D laboratories and global agencies worldwide. This involvement includes being a long-standing member of the U.S. Department of Commerce, Bureau of Industry and Security, and Sensors and Instrumentation Technical Advisory Committee (SITAC).

In addition to his work at OSA, Dr. Quarles is the founder of Opto-Electronic Management Network, a private consulting firm specializing in the laser and materials industry, with primary focus on the defense, aerospace, and nanomaterials sectors located in Tucson, AZ. Since 2012, the firm has worked with numerous corporations in the areas of public policy, defense, and commercial executive oversight of optics and photonics -based research and production. On joining the Applied Energetics team, Dr. Quarles commented, “I am honored and excited to have been selected to lead Applied Energetics. With the current growth in funding in the Directed Energy domain and the rapid expansion of applications for the ultra-short pulse lasers in Defense and Homeland Security, these are exciting times to lead the insertion of new products into these sectors. The team of contributors at AERG, the strength of the IP portfolio and the challenge of competing in these domains and collaborating with established partners pointed to this being a once-in-a-lifetime opportunity.

From 2008 until 2012, Dr. Quarles served as a board member of Redmond, WA based B.E. Meyers & Co., Inc., a developer, manufacturer, and systems integrator of optoelectronic and related products used in defense, law enforcement, and industrial applications. Dr. Quarles served in the roles of CEO, President and COO during a period of his tenure as a board member.

From 2002 until 2010, Dr. Quarles served as Director of Corporate Research, Development & Technology and Director of Federal Government Relations for II-VI Incorporated (NASDAQ: IIVI) of Saxonburg, PA., a global leader in engineered materials and optoelectronic components. Dr. Quarles began his career in the opto-electronic field in 1987 when he joined the Naval Research Laboratory, Washington, D.C., as a research physicist in the Optical Sciences Division. In addition to his extensive corporate experience, Dr. Quarles holds leadership positions and is considered a recognized global advocate of science, technology, education and public policy with leading professional society organizations. Dr. Quarles is currently or has been a member of SPIE – The International Society for Optics and Photonics, The Optical Society, American Association for the Advancement of Science, American Physical Society, Directed Energy Professional Society, IEEE Photonics Society, and the National Defense Industrial Association, as well as other notable professional societies. Since 1992, Dr. Quarles has also been invited to provide briefs and testimony to more than a dozen Congressional Committees and Subcommittees; including the House Committee on Appropriations, Armed Services, Homeland Security, and Science, Space, and Technology.

Dr. Quarles holds a Ph.D. and M.S. degrees in Physics from Oklahoma State University and a B.S degree in Physics and Mathematics from Oklahoma State University. Throughout his career, Dr. Quarles has been awarded five patents related to his research in solid-state lasers and has three patents pending and over 110 peer-reviewed publications and published presentations.

Bradford T. Adamczyk, Chairman and Director, age 50

Mr. Adamczyk was elected as the Chairman of the Board of Directors effective April 23, 2019. Prior to that, he served as Principal Executive Officer from August 6, 2018 and was elected as a company director on March 8, 2018. Mr. Adamczyk has over 20 years of experience in investments and financial analysis. Currently, he is the founder and portfolio manager of MoriahStone Investment Management, started in 2013. MoriahStone Investment Management specializes in both public equities and small-cap private companies. Prior to founding MoriahStone, he was a senior securities analyst at Columbus Circle Investors in Stamford, CT, where he focused on technology investments, including software and the internet. Mr. Adamczyk also worked at a New York-based investment fund, Williamson McAree Investment Partners, covering technology, retail, energy and other growth opportunities. Mr. Adamczyk started his financial career at Morgan Stanley after receiving his MBA from the University of Michigan. He received his undergraduate degree from Western Michigan University, graduating Magna Cum Laude. Mr. Adamczyk is also a company director and chairman of BroVo Spirits, an award winning and James Beard Foundation nominee distillery based in Woodinville, WA, and he is a former board member of the Seattle Alternative Investment Association, Mr. Adamczyk has been a shareholder and supporter of Applied Energetics for over 12 years.

Jonathan Barcklow, Vice President, Secretary and Director, age 35

Mr. Barcklow was elected as the company’s Vice President and Secretary on November 12, 2018 and was elected as a company director on March 8, 2018. Mr. Barcklow has over 12 years of experience in advisory and management consulting services in federal defense and civilian agencies. He has spent his career in consulting services with both PriceWaterhouseCoopers and KPMG, LLP. Since 2010, Mr. Barcklow served as a Director, and recently, Managing Director, in KPMG’s Federal Advisory Services Practice and has led KPMG’s Digital Innovation Service Line for its Federal Practice. Mr. Barcklow also serves as the account lead for some of KPMG’s Department of Defense strategy contracts. Over his career, Mr. Barcklow has been a consultant for a number of federal agencies, including the Department of Veterans Affairs, Department of Homeland Security, Federal Emergency Management Agency, National Science Foundation, Department of the Navy, Marine Corp, Defense Logistics Agency, Office of the Secretary of Defense, and the Deputy Chief Management Office. His work primarily focuses on large-scale strategic transformations, technology and innovation, including big data, advanced analytics, digital experience, blockchain, and Internet of Things (IoT), as well as financial management and compliance.

John Schultz, Director, age 66

Effective November 11, 2018, the board of directors of Applied Energetics appointed John E. Schultz Jr. to serve as a member of the board of directors, filling the vacancy created by the departure of Mr. Tom Dearmin. Mr. Schultz brings a long affiliation with Wall Street, starting with the Pacific Stock Exchange in the 1970’s, joining Cruttenden Co, the predecessor of Roth Capital in the early 1980’s, before founding CSG Spectra, Inc., a risk analytics firm, in 1984. Mr. Schultz founded Oak Tree Asset Management Ltd. in 2000, and actively traded billions of dollars of securities in managed LLC’s during the early 2000’s. More recently, Mr. Schultz’s strong networks have emphasized outside the box investment opportunities and early stage new frontier private equity investment deals. Mr. Schultz has been a shareholder and friend of Applied Energetics since its public inception in 2004, and has an intimate knowledge of the company’s background, including its history and financials. Mr. Schultz has more recently served as a consultant to the company.

Board of Directors Independence and Committees

The Company is currently listed on the OTCQB Market the listing standards of which do not include the appointment of committees or that any number of directors meet any standards of “independence.” However, the Board of Directors is discussing recruiting additional directors and implementing a committee structure in the future, noting that the Company has had one in the past. If the board appoints additional directors and/or constitutes board committees, such developments will be described in the Company’s reports on file with the Securities and Exchange Commission.

Additional information regarding the Company’s management and compensation appear elsewhere in this Proxy Statement.

All four directors are nominated for election to a term on the Board of Directors set forth.

Vote Required

In compliance with our corporate bylaws, the election of each director nominee requires the affirmative vote “FOR” of a majority of the shares present in person or by proxy at the Annual Meeting.

The Board of Directors recommends that Stockholders vote “FOR” election of the nominees for director named above.

PROPOSAL II

Advisory Approval of the Company’s

Executive Officer and Director Compensation

(Say-on-Pay)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related securities regulations require that we provide our stockholders with the opportunity to express their views on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement every three years at a minimum. We are holding this vote often referred to as “Say-on-Pay,” for the first time.

The compensation of our named executive officers for the past two fiscal years is set forth in the Executive Compensation section of this Proxy Statement. Our board bases our executive compensation philosophy on rewarding performance and motivating collective achievement of strategic objectives that contribute to our company’s success. Our board of directors believes the compensation programs for our named executive officers effectively meet the primary objectives of attracting and retaining highly qualified executives, motivating our executives to achieve our business objectives, rewarding our executives appropriately for their individual and collective contributions and aligning our executives’ interests with the long-term interests of our stockholders. Our board further believes our programs are reasonable when compared to compensation at similar companies.

The vote on this resolution is not intended to address any specific element of executive compensation. Instead, the vote relates to the executive compensation of our named executive officers and directors, as set forth in this Proxy Statement pursuant to the rules of the Securities and Exchange Commission. This vote provides stockholders with the opportunity to approve or disapprove the compensation of our named executive officers and directors but is advisory and not binding on our company and our board of directors.

Accordingly, the board of directors believes the Company’s executive compensation achieves these objectives, and therefore, unanimously recommends that stockholders vote “FOR” the following advisory resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and related narrative discussion, is hereby approved.

This vote will not be binding on the board of directors and may not be construed as overruling a decision by the board or create or imply any additional fiduciary duty on the board. It will also not affect any compensation paid or awarded to any executive. The approval or disapproval of this proposal by stockholders will not require the board of directors to take any action regarding the Company’s executive compensation practices. The final decision on the compensation and benefits of the Company’s executive officers and on whether, and if so, how to address shareholder disapproval remains with the board. Although the Say-on-Pay resolution is non-binding, the board of directors will review and consider the voting results when making future executive compensation decisions.

Vote Required

Our executive compensation will be approved, on an advisory basis, if the votes cast by stockholders in favor of advisory approval exceed those votes cast in opposition of the advisory approval.

The Board of Directors recommends a vote “FOR” Advisory Approval of the Company’s Executive Compensation (Say-on-Pay).

PROPOSAL III

Advisory Vote on the

Frequency of a Shareholder Vote on Executive Compensation

(Say-on-Frequency)

This proposal gives our stockholders the opportunity to vote, on an advisory basis, on the frequency with which we include in our Proxy Statement an advisory vote to approve or not approve the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they prefer that we seek such an advisory vote every one, two or three years. After careful consideration of this proposal, our board determined that an advisory vote on executive compensation that occurs every three years is the most appropriate option for the Company. Accordingly, the board recommends that stockholders vote for future advisory votes on executive compensation to occur every three years. In reaching its recommendation, our board has determined that an advisory vote every three years would give the board some flexibility in recruiting talented individuals to serve as company management, help maintain a long-term focus for executive compensation and be less costly for the company, given the Company’s size and development stage.

Vote Required

You may cast your vote on your preferred voting frequency by selecting the option of holding an advisory vote on executive compensation “EVERY THREE YEARS”, “EVERY TWO YEARS”, “EVERY YEAR,” or you may “ABSTAIN.” Similar to the effect of your vote for Proposal III, while we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature, therefore, not binding on us or our board. Our board values the opinions of our stockholders and will consider the outcome of this vote when making future decisions on the frequency with which we will hold an advisory vote on executive compensation. The choice receiving the greatest number of votes will determine the period of time considered to be approved, on an advisory basis, by our stockholders.

The Board of Directors recommends a vote for voting “EVERY THREE YEARS” on the advisory of frequency of the advisory approval of executive compensation.

PROPOSAL IV

To approve the adoption of the Applied Energetics, Inc. 2018 Incentive Stock Plan

In this Proposal, we are requesting stockholders to approve and adopt the Company’s 2018 Incentive Stock Plan (the “Plan”) and the material terms thereunder. The Board of Directors has approved the Plan, a portion of which is subject to stockholder approval at the Annual Meeting. The Plan has already become effective, and options have been issued thereunder. However, the portion of the Plan pertaining to Incentive Stock Options (“ISOs”) issued pursuant to Section 422 of the Internal Revenue Code, will only become effective upon stockholder approval which must occur within one year from the adoption of the Plan. In the event the stockholders vote against approval of the Plan, no ISOs may be issued under it, and the board will take such a vote into consideration in determining whether to grant future awards under the Plan. However, the board may still issue options or other equity interests under the Plan, and those already issued will remain outstanding, because the remainder of the Plan does not require stockholder approval.

The Plan is described in more detail below. A copy of the Plan, including the form of ISO is attached to this Proxy Statement as Appendix A.

The Plan

The purpose of the Plan is to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company by making long-term incentive awards under the Plan thereby providing its participants with a proprietary interest in the growth and performance of the Company. Equity awards are intended to motivate high levels of performance and align the interests of the Company’s directors, employees and consultants with those of its stockholders. The Board of Directors believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees who help the Company meet its goals.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table details information regarding our existing equity compensation plans as of December 31, 2018:

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plan	—	$—	—
Equity compensation plan	13,500,000	$0.07	36,500,000
Total	13,500,000	$0.07	36,500,000

The Plan Share Limit and Share Reserve

The Board of Directors has reserved up to 50,000,000 shares of the Company’s common stock for issuance under the Plan. In determining whether to approve the Plan, including the proposed share reserve under the Plan, the board considered, among other factors, the Company’s then-current cash position and the need to retain and adequately compensate qualified individuals to achieve the Company’s short- and long-term goals.

Summary of the Plan

This section summarizes certain principal features of the Plan. The summary is qualified in its entirety by reference to the complete text of the Plan, which is attached to this Proxy Statement as Appendix A.

Eligibility and Administration

The Company’s employees, consultants, officers and directors are eligible to receive awards under the Plan. The Plan will be administered by the Board of Directors, which may delegate its duties and responsibilities to one or more committees of directors and/or officers (referred to collectively as the plan administrator), subject to the limitations imposed under the Plan, Section 16 of the Exchange Act, stock exchange rules and other applicable laws. The plan administrator will have the authority to take all actions and make all determinations under the Plan, to interpret the Plan and any award agreement and to adopt, amend and repeal rules for the administration of the Plan as it deems advisable. The plan administrator will also have the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the Plan.

Lapsed or Terminated Shares Available for Awards

If an award under the Plan expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, any unused shares subject to the award will again be available for new grants under the Plan. Further, shares delivered to satisfy the purchase price or tax withholding obligation of any award or grant under the Plan will again be available for new grants under the Plan.

Awards

The Plan provides for the grant of stock options, including ISOs and nonqualified stock options (“NSOs”), restricted stock, and other stock-based awards. Certain awards under the Plan may constitute or provide for payment of “nonqualified deferred compensation” under Section 409A of the Code. All awards under the Plan will be set forth in the award agreement, which will detail the terms and conditions of awards, including any applicable vesting and payment terms and post termination exercise limitations. A brief description of each award type follows.

Stock Options. Stock options provide for the purchase of shares of common stock of in the future at an exercise price set on the grant date. ISOs, in contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. The plan administrator will determine the number of shares covered by each option, the exercise price of each option. The exercise price of a stock option will not be less than 100% of the fair market value of the underlying share on the grant date (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute awards granted in connection with a corporate transaction. The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders).

Restricted Stock. Restricted stock is an award of nontransferable shares of common stock of the Company that remain forfeitable unless and until specified conditions are met and which may be subject to a purchase price. Upon issuance of restricted stock, recipients generally have the rights of a stockholder with respect to such shares, which generally include the right to receive dividends and other distributions in relation to the award. The terms and conditions applicable to restricted stock will be determined by the plan administrator, subject to the conditions and limitations contained in the Plan.

Other Stock or Cash Based Awards. Other stock are awards of fully vested shares of common stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of common stock or other property. Other stock may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation to which a participant is otherwise entitled. The plan administrator will determine the terms and conditions of other stock awards, which may include any purchase price, performance goal, transfer restrictions and vesting conditions.

Plan Amendment and Termination

The Board of Directors may amend or terminate the Plan at any time. The Plan will remain in effect until the tenth anniversary of the date the board adopted the Plan, unless earlier terminated by the board. No awards may be granted under the Plan after its termination.

Securities Laws

The Plan is intended to conform to all provisions of the Securities Act of 1933, as amended, and the Exchange Act, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

PROPOSAL IV

Ratification of the Appointment of RBSM LLP

as the Company’s Independent Registered Public Accounting Firm

for the Fiscal Year Ending December 31, 2019

The Board of Directors has selected RBSM LLP to serve as independent registered public accounting firm for the fiscal year ending December 31, 2019. The board is submitting the appointment of independent registered public accounting firm to the stockholders for ratification at the Annual Meeting.

Representatives of RBSM LLP are expected to be available either in person or by teleconference at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Shareholder ratification of the appointment of RBSM LLP as the Company’s independent registered public accounting firm is not required by the Company’s Restated Articles of Incorporation, bylaws or otherwise; however, the board of directors is submitting the selection of RBSM LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the board will review its future selection of an independent registered public accounting firm considering that vote result. Your ratification of the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019, does not preclude us from terminating our engagement of RBSM LLP and retaining a new independent registered public accounting firm, if we determine that such an action would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services:

On January 4, 2018, the company engaged RBSM LLP as its independent registered public accounting firm for the audit of our financial statements for the year ended December 31, 2017. On January 17, 2019, the company engaged RBSM LLP as its independent registered public accounting firm for the audit of our financial statements for the year ended December 31, 2018. The following is a summary of the fees billed to the company by RBSM LLP for professional services rendered for the years ended December 31, 2018 and December 31, 2017.

	2018	2017
Audit fees	$24,000	$32,500
Audit related fees	—	—
All other fees	—	—
Tax fees	4,000	3,500
	$28,000	$36,000

Fees for audit services include fees associated with the annual audit of the company and its subsidiaries, the review of our quarterly reports on Form 10-Q. Tax fees include tax compliance, tax advice, research and development credits and tax planning related to federal and state tax matters.

Vote Required

Ratification of the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 requires the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and voting for the proposal.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of RBSM LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.

DIRECTORS AND EXECUTIVE OFFICERS

The following is information with respect to our executive officers and directors:

Name	Age	Principal Position
Gregory J. Quarles	58	Director and Chief Executive Officer

Bradford T. Adamczyk	50	Director and Chairman

Jonathan R. Barcklow	35	Director, Vice President and Secretary

John E. Schultz Jr.	66	Director

Executive Employment Agreement

We have entered into an Executive Employment Agreement with Dr. Quarles setting forth the terms of his service as Chief Executive Officer. The agreement is for a term of three years and is renewable thereafter for sequential one-year periods. The agreement may be terminated by the company for “cause” or by Quarles for “Good Reason” both of which terms are defined in the agreement. The agreement may also be terminated, without cause or Good Reason, by either party upon sixty days’ written notice to the other.

The agreement calls for (i) a cash salary of $250,000 per annum, payable monthly, and eligibility for a discretionary bonus within 60 days of the end of each year, and (ii) options to purchase up to 5,000,000 shares of our common stock at an exercise price of $0.35 per share. These options vest immediately with respect to 500,000 shares and in semi-annual installments with respect to the remaining 4,500,000 shares. The agreement also provides for Quarles to retain 2,000,000 options previously granted to him under a Consultant Stock Option Agreement in 2017, for his services on the Scientific Advisory Board (SAB), which are subject to vesting based on achievement of performance milestones. Under the agreement, Quarles also is to receive health and life insurance as well as other standard benefits. The agreement also requires the company to reimburse certain out-of-pocket expenses and to compensate Quarles in the event that it requires him to resign from certain boards on which he serves.

In the event of a termination of the agreement by Quarles with Good Reason, or by us without cause, we must pay him any unpaid base compensation due as of the termination date as well as any pro rata unpaid bonus and any unpaid expenses. Any unvested options will vest upon such termination. In such event, we must continue to pay Quarles his monthly base compensation and any health and life insurance benefits until he has secured full-time employment, but not to exceed a period of (i) twenty-four (24) months from the commencement date of the agreement or (ii) three months from the termination date, whichever is later.

In the event that we terminate the agreement for cause or he terminates without Good Reason, he will receive base compensation and expense reimbursement through the date of termination but will forfeit any unvested equity compensation.

Director Qualifications, Experience and Skills

Our directors bring to our Board a wealth of executive leadership experience derived from his service as senior executive and, in many cases, founders of industry or knowledge specific consulting firms or operational businesses. Our board members have demonstrated strong business acumen and an ability to exercise sound judgment and has a reputation for integrity, honesty and adherence to ethical standards. When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the company’s business and structure, the Corporate Governance and Nominating Committee and the Board of Directors focused primarily on the information discussed in each of the Directors’ individual biographies set forth above and the specific individual qualifications, experience and skills as described below:

●	Mr. Adamczyk’s qualifications as a director include his expertise in finance and his experience working with other companies to overcome near-term financial or strategic challenges.

●	Mr. Barcklow’s qualifications as a director include his experience in management consulting and his knowledge of the defense industry and government contracting.

●	Mr. Schultz’s qualifications as a director include his expertise in the equity investment industry and has been a friend of Applied Energetics since its public inception in 2004, and has an intimate knowledge of the company’s background, including its history and financials. Mr. Schultz has more recently served as a consultant to the company.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires certain officers and directors of Applied Energetics, and any persons who own more than ten percent of the common stock outstanding to file forms reporting their initial beneficial ownership of shares and subsequent changes in that ownership with the SEC and the NASDAQ Stock Market. Officers and directors of Applied Energetics, and greater than ten percent beneficial owners are also required to furnish us with copies of all such Section 16(a) forms they file. None of our officers or directors failed to file any Section 16(a) forms, nor were any such persons late in making any such filings.

Code of Ethics

Applied Energetics has adopted a Code of Business Conduct and Ethics that applies to all of Applied Energetics’ employees and directors, including its chief executive officer, principal financial officer and principal accounting officer. Applied Energetics’ Code of Business Conduct and Ethics covers all areas of professional conduct including, but not limited to, conflicts of interest, disclosure obligations, insider trading, confidential information, as well as compliance with all laws, rules and regulations applicable to Applied Energetics’ business.

Our Code of Ethics and Business Conduct is available upon request made to us in writing at the following address, will be provided without charge:

Applied Energetics, Inc.

Attention: Compliance Officer

2410 West Ruthrauff Road, Suite 140 Q,

Tucson, AZ 85705

Committees of the Board of Directors

The members of the board of directors continue to evaluate the need and utility of establishing one or more committees of the Board of Directors and to, review relevant legal or regulatory requirements with respect thereto. At present all functions that would be fulfilled by committees are being fulfilled by the entire board, and the board believes that currently no committees are necessary or legally required

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table discloses, for the periods presented, the compensation for the person who served as our Chief Executive Officer and our Principal Financial Officer for the years ended December 31, 2018, and 2017 (the “Named Executive”). George P. Farley was designated as our Chief Executive Officer and Principal Financial Officer from March 2, 2016 to March 8, 2018.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary (1)	Stock Awards (2)	Total
Bradford T. Adamczyk, Principal Executive Officer	2018		$300,000	$300,000
Jonathan R. Barcklow, Vice President and Secretary	2018		$300,000	$300,000
George P Farley, Former Chief	2018	$—	$—	$—
Executive Officer and Principal	2017	$150,000	$—	$150,000
Financial Officer

(1)	Mr. Farley earned $12,500 per month for 2017, of which $45,000 was paid in 2017 and $24,500 was paid in 2018.

(2)	In November 2018, Messrs. Adamczyk and Barcklow were each granted 5,000,000 shares under options to purchase common stock under the 2018 Incentive Stock Plan.

Grants of Plan-Based Awards

The following table discloses the grants of a plan-based award to each of the Named Executives in 2018:

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock Awards (1)1
Bradford T. Adamczyk	11/12/2018 (2)	—	5,000,000	$0.07	$300,000
Jonathan R. Barcklow	11/12/2018 (2)	—	5,000,000	$0.07	$300,000

(1)	The amounts included in the “Grant Date Fair Value of Stock Awards” column represent the full grant date fair value of the awards computed in accordance with ASC 718. The fair value of stock option awards is recognized in the income statement as non-cash, equity based compensation expense over the vesting period of the grants. For a discussion of valuation assumptions, see Note 4 to the Consolidated Financial Statements of our 2018 Financial Statements.

(2)	Represents stock option awards granted to the named executive officers. These awards have an exercise price above the closing price of our common stock on the grant date and provide value to the recipient only if the price of our common stock increases after the grant date. There were no other performance or other market condition requirements included in the terms of the option awards to the named executive officers.

Employment Agreements for Named Executive Officers

None

Outstanding Equity Awards at Fiscal Year-End

The following table discloses unexercised options held by the Named Executives at December 31, 2018:

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price	Option Expiration Date
Bradford T. Adamczyk	2,000,000	(1)	3,000,000	$0.07	11/12/2028
Jonathan R. Barcklow	2,000,000	(1)	3,000,000	$0.07	11/12/2028

(1)	The options granted to Messrs. Adamczyk and Barcklow vest immediately as to 1,800,000 shares and 200,000 shares per month thereafter through February of 2020. Their vesting schedule was calculated monthly based on a start date of March 2018 when they became directors of the company. Additionally, with respect to 2,500,000 shares, the company must achieve certain milestones in the 20-day moving average share price of its common stock for the options to be exercisable. These options will be exercisable in the amount of 1,500,000 shares upon the 20-day moving average share price reaching $0.15 per share, 1,000,000 shares at $0.25 per share and 500,000 shares at $0.50 per share. Neither of Messrs. Adamczyk or Barcklow receives a salary for his services.

Payments upon Termination or Change-In-Control

There are no termination or change in control agreements in place.

Director Compensation

The following table discloses our director compensation for the year ended December 31, 2018:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards (1) ($)		All Other compensation ($)	Total ($)
John E. Schultz Jr.	$—	$—	$150,000	(2)	$—	$150,000.00

(1)	The amounts included in the “Option Awards” column represent aggregate grant date fair value in 2018 related to share awards to directors, computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 4 to our 2018 Consolidated Financial Statements.

(2)	In November 2018, Mr. Schultz was granted 2,500,000 shares under options to purchase common stock under the 2018 Incentive Stock Plan. The options granted to Mr. Schultz vest immediately as to 900,000 shares and 100,000 shares per month thereafter through February of 2020. Additionally, with respect to 1,250,000 shares, these options will be exercisable in the amount of 500,000 shares upon the 20-day moving average share price reaching $0.15 per share, another 500,000 shares at $0.25 per share and 250,000 shares at $0.50 per share. Mr. Schultz does not receive a salary for his services to the company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2018, none of our executive officers served on the Board of Directors or the Compensation Committee of any other company whose executive officers also serve on our Board of Directors or our Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS:

The following table sets forth information regarding the beneficial ownership of our Common Stock, based on information provided by the persons named below in publicly available filings, as of April 1, 2019:

●	each of our directors and executive officers;

●	all directors and executive officers of ours as a group; and

●	each person who is known by us to beneficially own more than five percent of the outstanding shares of our Common Stock.

Unless otherwise indicated, the address of each beneficial owner is in care of Applied Energetics, 2480 W Ruthrauff Road, Suite 140 Q, Tucson, Arizona 85705. Unless otherwise indicated, the company believes that all persons named in the following table have sole voting and investment power with respect to all shares of common stock that they beneficially own.

For purposes of this table, a person is deemed to be the beneficial owner of the securities if that person has the right to acquire such securities within 60 days of April 1, 2019 upon the exercise of options or warrants. In determining the percentage ownership of the persons in the table below, we assumed in each case that the person exercised all options which are currently held by that person and which are exercisable within such 60 day period, but that options and warrants held by all other persons were not exercised, and based the percentage ownership on 204,197,396 shares outstanding on April 1, 2019.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Shares Beneficially Owned (1)
Bradford T. Adamczyk	5,635,081	(2)	2.7%
Jonathan Barcklow	4,400,000	(3)	1.9%
John E. Schultz, Jr.	3,372,624	(5)	1.6%
Stephen W. McCahon	23,927,861	(5)	11.7%
AnneMarieCo, LLC	20,000,000	(4)	9.8%
Kevin McFadden	12,000,000		5.5%
All directors and executive officers as a group	11,372,624		5.4%

*	Less than 1%

(1)	Computed based upon the total number of shares of common stock, restricted shares of common stock and shares of common stock underlying options held by that person that are exercisable within 60 days of the Record Date.

(2)	Based on information contained in Form 4 filed with the SEC on February 14, 2019. Includes options to purchase 3.4 million shares vested or vesting as of July 1, 2019, 1,563,599 shares held in the name of Moriah Stone Global L.P., a partnership of which Mr. Adamczyk is the beneficial owner, and 671,482 shares held outright.

(3)	Based on information contained in Form 4 filed with the SEC on December 21, 2018. Includes options to purchase 3.4 million shares vested or vesting as of July 1, 2019 and 1,000,000 shares held outright.

(4)	Based on information contained in Form 4 filed with the SEC on February 14, 2019.

(5)	Based on information contained in a report on Schedule 13G filed with the SEC on February 24, 2017. Mr. McCahon’s address is c/o Applied Optical Sciences, 4595 Palo Verde Rd. Suite 517, Tucson, Arizona 85714.

(6)	Based on information contained in a report on Schedule 13G filed with the SEC on April 4, 2016.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table details information regarding our existing equity compensation plans as of December 31, 2018:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	—	$—	—
Equity compensation plans not approved by security holders	13,500,000	$0.07	36,500,000
Total	13,500,000	$0.07	36,500,000

Effective November 12, 2018, the board of directors of Applied Energetics, Inc. adopted the 2018 Incentive Stock Plan. The plan provides for the allocation and issuance of stock, restricted stock purchase offers and options (both incentive stock options and non-qualified stock options) to officers, directors, employees and consultants of the company. The board reserved a total of 50,000,000 for possible issuance under the plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Transactions with Related Parties

Except as disclosed herein, no director, executive officer, stockholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the year ended December 31, 2018.

Review, Approval or Ratification of Transactions with Related Persons

Pursuant to our Code of Business Conduct, all officers and directors of the company who have, or whose immediate family members have, any direct or indirect financial or other participation in any business that supplies goods or services to Applied Energetics, are required to notify our Compliance Officer, who will review the proposed transaction and notify the Audit Committee of our Board of Directors for review and action as it sees fit, including, if necessary, approval by our Board of Directors.

PRINCIPAL ACCOUNTANT FEES AND SERVICES:

On January 4, 2018, the company engaged RBSM LLP as its independent registered public accounting firm for the audit of our financial statements for the year ended December 31, 2017. On January 17, 2019, the company engaged RBSM LLP as its independent registered public accounting firm for the audit of our financial statements for the year ended December 31, 2018. The following is a summary of the fees billed to the company by RBSM LLP for professional services rendered for the years ended December 31, 2018 and December 31, 2017.

	2018	2017
Audit fees	$24,000	$32,500
Audit related fees	—	—
All other fees	—	—
Tax fees	4,000	3,500
	$28,000	$36,000

Fees for audit services include fees associated with the annual audit of the company and its subsidiaries, the review of our quarterly reports on Form 10-Q. Tax fees include tax compliance, tax advice, research and development credits and tax planning related to federal and state tax matters.

Pre-Approval Policies and Procedures

Consistent with the SEC requirements regarding auditor independence, our Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. Under the policy, the Audit Committee must approve non-audit services prior to the commencement of the specified service. Our independent registered public accounting firm, RBSM LLP, have verified to our Audit Committee that they have not performed, and will not perform any prohibited non-audit service.

OTHER MATTERS

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by calling the toll free number or over the Internet or by marking, signing, dating and returning your proxy card.

SHAREHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

Under the Security and Exchange Commission’s proxy rules, shareholder proposals that meet certain conditions may be included in our Proxy Statement and form of proxy for a particular annual meeting. Stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to Applied Energetics, Inc.’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our Proxy Statement for our 2020 Annual Meeting of Stockholders, the Corporate Secretary of Applied Energetics, Inc. must receive the written proposal at our principal executive offices no later than June 1, 2020; provided, however, that in the event that we hold our 2020 Annual Meeting of stockholders more than 30 days before or after the one-year anniversary date of the 2019 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Applied Energetics, Inc.

Attn: Corporate Secretary

2480 W Ruthrauff Road, Suite 140 Q

Tucson, Arizona 85705

Our receipt of any such proposal from a qualified stockholder in a timely manner will not guarantee its inclusion in our proxy materials or its presentation at the 2020 Annual Meeting which depends on compliance with other requirements in the proxy rules.

ANNUAL REPORT

A COPY OF OUR ANNUAL REPORT ON FORM 10-K AND THIS PROXY STATEMENT ARE AVAILABLE TO YOU ON THE INTERNET OR, UPON YOUR REQUEST, WILL BE PROMPTLY MAILED TO YOU, PROVIDED YOU ARE A STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING. THE NOTICE, WHICH WAS MAILED TO YOU, INSTRUCTS YOU AS TO HOW YOU MAY ACCESS AND REVIEW ALL OF THE PROXY MATERIALS ON THE INTERNET. IF YOU WOULD LIKE TO RECEIVE A PAPER OR EMAIL COPY OF OUR PROXY MATERIALS, YOU SHOULD FOLLOW THE INSTRUCTIONS FOR REQUESTING SUCH MATERIALS IN THE NOTICE.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: September 19, 2019	/s/ Jonathan Barcklow,
Vice President and Secretary

Appendix A

2018 Incentive Stock Plan

APPLIED ENERGETICS, INC.

2018 Incentive Stock Plan

THIS APPLIED ENERGETICS, INC. 2018 INCENTIVE STOCK PLAN (the “Plan”) is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1. Definitions.

(a) “Board” - The Board of Directors of the Company.

(b) “Code” - The Internal Revenue Code of 1986, as amended from time to time.

(c) “Committee” - The Compensation Committee of the Company’s Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(d) “Company” – APPLIED ENERGETICS, INC. and its subsidiaries including subsidiaries of subsidiaries.

(e) “Exchange Act” - The Securities Exchange Act of 1934, as amended from time to time.

(f) “Fair Market Value” - The fair market value of the Company’s issued and outstanding Stock as determined in good faith by the Board or Committee.

(g) “Grant” - The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(h) “Grant Agreement” - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(i) “Option” - Either an Incentive Stock Option, in accordance with Section 422 of Code, or a Nonstatutory Option, to purchase the Company’s Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an “Optionee.”

(j) “Participant” - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

(k) “Restricted Stock Purchase Offer” - A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

(l) “Securities Act” - The Securities Act of 1933, as amended from time to time.

(m) “Stock” - Authorized and issued or unissued shares of common stock of the Company.

(n) “Stock Award” - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

2. Administration. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan’s administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3. Eligibility.

(a) General: The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

(b) Incentive Stock Options: Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director’s fee shall not be sufficient to constitute employment by the Company.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

(c) Nonstatutory Option: The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a “Nonstatutory Option” or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

(d) Stock Awards and Restricted Stock Purchase Offers: The provisions of this Section 3 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

4. Stock.

(a) Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

(b) Number of Shares: Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed Fifty Million (50,000,000) shares. If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

(c) Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d) Application of Funds:

The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

(e) No Obligation to Exercise: The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5. Terms and Conditions of Options. Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement attached hereto as Exhibit A and the three forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, attached hereto as Exhibit B-1, Exhibit B-2 and Exhibit B-3, respectively, shall be deemed to be approved by the Board. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a) Number of Shares: Each Option shall state the number of shares to which it pertains.

(b) Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

(i) Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company (“Ten Percent Holder”) shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

(ii) Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant.

For the purposes of this Section 5(b), the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System or Small Cap Issue Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

(c) Medium and Time of Payment: The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company’s outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

(i) in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

(ii) through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee’s delivery of a promissory note in form and substance satisfactory to the Company and permissible under applicable securities rules and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the State of Delaware corporations law as may be acceptable to the Board.

(d) Term and Exercise of Options: Any Option granted to an employee of the Company shall become exercisable over a period of no longer than five (5) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

(e) Termination of Status as Employee, Consultant or Director: If Optionee’s status as an employee shall terminate for any reason other than Optionee’s disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee’s personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee’s Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of “termination for good cause” as that term is defined in Delaware case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days (except that in the case of “termination for cause” or removal of a director, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

(f) Disability of Optionee: If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 5(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

(g) Death of Optionee: If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee’s Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee’s death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee’s death and not previously exercised by the Optionee.

(h) Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(i) Recapitalization: Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration” by the Company.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, unless otherwise provided in the relevant Option Agreement, if the entity which shall be the surviving entity does not tender to Optionee an offer, which it has no obligation to do, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 6(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization. Notwithstanding the foregoing, any Option Agreement entered into under this Plan may provide for accelerated vesting or other appropriate adjustments, which may differ from the provisions of this Section 5(j), in the event of a Reorganization, without further action by the Board.

Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, unless otherwise provided in the relevant Option agreement, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(j) Rights as a Shareholder: An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.

(k) Modification, Acceleration, Extension, and Renewal of Options: Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and applicable state securities rules. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(l) Exercise Before Exercise Date: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee’s employment as contemplated by Section 5(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(m) Other Provisions: The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, applicable state securities rules, Delaware corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

(n) Repurchase Agreement: The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion (“Repurchase Agreement”), (i) restricting the Optionee’s right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee’s employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to: (A) the fair value of such shares as of such date of termination; or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under applicable state securities rules; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

6. Stock Awards and Restricted Stock Purchase Offers.

(a) Types of Grants.

(i) Stock Award. All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement substantially in the form attached hereto as Exhibit C.

(ii) Restricted Stock Purchase Offer. A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant’s continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer substantially in the form attached hereto as Exhibit D.

(b) Conditions and Restrictions. Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as “Restricted Stock”. Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

(c) Cancellation and Rescission of Grants. Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:

(i) A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant’s position and responsibilities while employed by the Company, the Participant’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than ten percent (10%) equity interest in the organization or business.

(ii) A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company’s business, any confidential information or material, as defined in the Company’s Proprietary Information and Invention Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

(iii) A Participant, pursuant to the Company’s Proprietary Information and Invention Agreement, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

(iv) Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 6(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

(d) Nonassignability.

(i) Except pursuant to Section 6(e)(iii) and except as set forth in Section 6(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

(ii) Where a Participant terminates employment and retains a Grant pursuant to Section 6(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a “blind” trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

(e) Termination of Employment. If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(e), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

(i) Retirement Under a Company Retirement Plan. When a Participant’s employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

(ii) Rights in the Best Interests of the Company. When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 9 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant’s Grants are not in the Company’s best interest.

(iii) Death or Disability of a Participant.

(1) In the event of a Participant’s death, the Participant’s estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

(2) In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

(3) After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant’s estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

(4) In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

7. Investment Intent. All Grants under the Plan are intended to be exempt from registration under the Securities Act or registered thereunder on Form S-8 or any other form available for such registration. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

8. Amendment, Modification, Suspension or Discontinuance of the Plan. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

9. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

10. Availability of Information. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

11. Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

12. Indemnification of Board. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee may be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

13. Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Delaware and construed accordingly.

14. Effective and Termination Dates. The Plan shall become effective on the date it is approved by the Board of Directors or, with respect to Incentive Stock Options under Section 422 of the Code, the holders of a majority of the shares of Stock then outstanding. If the Plan is not approved by the holders of a majority of the shares of Stock within one (1) year from the date it is adopted and approved by the Board of Directors of the Company, all stock options granted hereunder shall be deemed non-statutory options. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 8.

The foregoing 2018 INCENTIVE STOCK PLAN (consisting of 15 pages, including this page) was duly adopted and approved by the Board of Directors on November 12, 2018.

APPLIED ENERGETICS, INC.
a Delaware corporation

By:	/s/ Bradford Adamczyk
Bradford Adamczyk
Its:	Principal Executive Officer

EXHIBIT A

APPLIED ENERGETICS, INC.

INCENTIVE STOCK OPTION AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT (“Agreement”) is made and entered into as of the date set forth below, by and between APPLIED ENERGETICS, INC., a Delaware corporation (the “Company”), and the employee of the Company named in Section 1(b). (“Optionee”):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Option Information.

(a)	Date of Option:
(b)	Optionee:
(c)	Number of Shares:
(d)	Exercise Price:

2. Acknowledgements.

(a) Optionee is an employee of the Company.

(b) The Board of Directors (the “Board” which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2018 Incentive Stock Plan (the “Plan”), pursuant to which this Option is being granted.

(c) The Board has authorized the granting to Optionee of an incentive stock option (“Option”) as defined in Section 422 of the Internal Revenue Code of 1986, as amended, (the “Code”) to purchase shares of common stock of the Company (“Stock”) upon the terms and conditions hereinafter stated and pursuant to a registration statement filed under and in compliance with the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom.

3. Shares; Price. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the “Shares”) for cash (or other consideration as is authorized under the Plan and acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the “Exercise Price”), such price being not less than the fair market value per share of the Shares covered by this Option as of the date hereof (unless Optionee is the owner of Stock possessing ten percent or more of the total voting power or value of all outstanding Stock of the Company, in which case the Exercise Price shall be no less than 110% of the fair market value of such Stock).

4. Term of Option; Continuation of Employment. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate five (5) years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee’s employment if such termination occurs prior to the end of such five (5) year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5. Vesting of Option. Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term of Optionee’s employment in four (4) equal annual installments of twenty-five percent (25%) of the Shares covered by this Option, the first installment to be exercisable on the six (6) month anniversary of the date of this Option (the “Initial Vesting Date”), with an additional twenty-five percent (25%) of such Shares becoming exercisable on each of the three (3) successive twelve (12) month periods following the Initial Vesting Date. The installments shall be cumulative (i.e., this option may be exercised, as to any or all Shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this option).

6. Exercise. This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. Notwithstanding anything to the contrary contained in this Option, this Option may be exercised by presentation and surrender of this Option to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Option for that number of shares of Common Stock determined by multiplying the number of Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock. For example, if the holder is exercising 100,000 Options at an exercise price of $0.75 per share through a cashless exercise when the Common Stock’s current Market Price per share is $2.00 per share, then upon such Cashless Exercise the holder will receive 62,500 shares of Common Stock. Market Price is defined as the average of the last reported sale prices on the principal trading market for the Common Stock during the five (5) trading days immediately preceding such date. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7. Termination of Employment. If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, other than by his or her death, Optionee (or if the Optionee shall die after such termination, but prior to such exercise date, Optionee’s personal representative or the person entitled to succeed to the Option) shall have the right at any time within three (3) months following such termination of employment or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date of termination of employment and had not previously been exercised; provided, however: (i) if Optionee is permanently disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the foregoing three (3) month period shall be extended to six (6) months; or (ii) if Optionee is terminated “for cause” or by the terms of the Plan or this Option Agreement or by any employment agreement between the Optionee and the Company, this Option shall automatically terminate as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8. Death of Optionee. If the Optionee shall die while in the employ of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time within six (6) months after the date of Optionee’s death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10. Recapitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been “effected without receipt of consideration by the Company”.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11. Additional Consideration. Should the Internal Revenue Service determine that the Exercise Price established by the Board as the fair market value per Share is less than the fair market value per Share as of the date of Option grant, Optionee hereby agrees to tender such additional consideration, or agrees to tender upon exercise of all or a portion of this Option, such fair market value per Share as is determined by the Internal Revenue Service.

12. Modifications, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, and Section 422 of the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee hereunder.

13. Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE ‘SECURITIES ACT’) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN INCENTIVE STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

as well as such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

14. Effects of Early Disposition. Optionee understands that if an Optionee disposes of shares acquired hereunder within two (2) years after the date of this Option or within one (1) year after the date of issuance of such shares to Optionee, such Optionee will be treated for income tax purposes as having received ordinary income at the time of such disposition of an amount generally measured by the difference between the purchase price and the fair market value of such stock on the date of exercise, subject to adjustment for any tax previously paid, in addition to any tax on the difference between the sales price and Optionee’s adjusted cost basis in such shares. The foregoing amount may be measured differently if Optionee is an officer, director or ten percent holder of the Company. Optionee agrees to notify the Company within ten (10) working days of any such disposition.

15. Stand-off Agreement. Optionee agrees that in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

16. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a “Repurchase Event” shall mean an occurrence of one of (i) termination of Optionee’s employment by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee’s spouse pursuant thereto (in which case this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Optionee’s employment is terminated by the Company “for cause”, then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 16(a) or 16(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in Delaware corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 16.

(d) Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee’s agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 16 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 16(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g) Release of Restrictions on Shares. All other restrictions under this Section 16 shall terminate five (5) years following the date of this Agreement, or when the Company’s securities are publicly traded, whichever occurs earlier.

17. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided to the Company by Optionee for his or her employee records.

18. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Delaware, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.

COMPANY:	APPLIED ENERGETICS, INC.
a Delaware corporation

By:
Name:
Title:

OPTIONEE:

By:
(signature)
Name:

Appendix A

NOTICE OF EXERCISE

APPLIED ENERGETICS, INC.

_________________

_________________

_________________

Re: Incentive Stock Option

1)

Notice is hereby given pursuant to Section 6 of my Incentive Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Incentive Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

OR

2)

I elect a cashless exercise pursuant to Section 6 of my Incentive Stock Option. The Average Market Price as of _______ was $_____.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company’s 2018 Incentive Stock Plan.

By:
(signature)
Name:

EXHIBIT B-1

APPLIED ENERGETICS, INC.

EMPLOYEE NONSTATUTORY STOCK OPTION AGREEMENT

THIS EMPLOYEE NONSTATUTORY STOCK OPTION AGREEMENT (“Agreement”) is made and entered into as of the date set forth below, by and between APPLIED ENERGETICS, INC., a Delaware corporation (the “Company”), and the following employee of the Company (“Optionee”):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Option Information.

(a)	Date of Option:
(b)	Optionee:
(c)	Number of Shares:
(d)	Exercise Price:
(e)	Vesting Schedule

2. Acknowledgements.

(a) Optionee is an employee of the Company.

(b) The Board of Directors (the “Board” which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2018 Incentive Stock Plan (the “Plan”), pursuant to which this Option is being granted; and

(c) The Board has authorized the granting to Optionee of a nonstatutory stock option (“Option”) to purchase shares of common stock of the Company (“Stock”) upon the terms and conditions hereinafter stated and pursuant to a registration statement filed under and in compliance with the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom.

3. Shares; Price. Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the “Shares”) for cash or on a cashless basis (or other consideration as is acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the “Exercise Price”).

B-1-1

4. Term of Option; Continuation of Service. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, five (5) years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee’s employment if such termination occurs prior to the end of such five (5) year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5. Vesting of Option. Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term of Optionee’s employment according to terms deemed acceptable to the Board of Directors of Company in their sole and absolute discretion according to the schedule set forth in Section 1(e) above (the “Vesting Schedule”).

6. Exercise. This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. Notwithstanding anything to the contrary contained in this Option, this Option may be exercised by presentation and surrender of this Option to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Option for that number of shares of Common Stock determined by multiplying the number of Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock. For example, if the holder is exercising 100,000 Options with a per exercise price of $0.75 per share through a cashless exercise when the Common Stock’s current Market Price per share is $2.00 per share, then upon such Cashless Exercise the holder will receive 62,500 shares of Common Stock. Market Price is defined as the average of the last reported sale prices on the principal trading market for the Common Stock during the five (5) trading days immediately preceding such date. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

B-1-2

7. Termination of Employment. If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, other than by his or her death, Optionee (or if the Optionee shall die after such termination, but prior to such exercise date, Optionee’s personal representative or the person entitled to succeed to the Option) shall have the right at any time within three (3) months following such termination of employment or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date of termination of employment and had not previously been exercised; provided, however: (i) if Optionee is permanently disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the foregoing three (3) month period shall be extended to six (6) months; or (ii) if Optionee is terminated “for cause”, or by the terms of the Plan or this Option Agreement or by any employment agreement between the Optionee and the Company, this Option shall automatically terminate as to all Shares covered by this Option not exercised prior to termination.

Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8. Death of Optionee. If the Optionee shall die while in the employ of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time within six (6) months after the date of Optionee’s death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10. Recapitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been “effected without receipt of consideration by the Company”.

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In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

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11. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12. Modification, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan and the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee hereunder.

13. Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information

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(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE ‘SECURITIES ACT’) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

14. Stand-off Agreement. Optionee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

15. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

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(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a “Repurchase Event” shall mean an occurrence of one of (i) termination of Optionee’s employment by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee’s spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Optionee’s employment is terminated by the Company “for cause”, then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Delaware corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

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(d) Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee’s agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g) Release of Restrictions on Shares. All other restrictions under this Section 15 shall terminate five (5) years following the date of this Agreement, or when the Company’s securities are publicly traded, whichever occurs earlier.

16. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for his or her employee records.

17. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Delaware, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

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IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.

COMPANY:	APPLIED ENERGETICS, INC.
a Delaware corporation

By:
Name:
Title:

OPTIONEE:

By:
(signature)
Name:

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Appendix A

NOTICE OF EXERCISE

APPLIED ENERGETICS, INC.

_________________

_________________

_________________

Re: Nonstatutory Stock Option

1) Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

OR

2) I elect a cashless exercise pursuant to Section 6 of my Nonstatutory Stock Option Agreement. The Average Market Price as of _______ was $_____.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company’s 2018 Incentive Stock Plan.

By:
(signature)
Name:

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EXHIBIT B-2

APPLIED ENERGETICS, INC.

NONSTATUTORY STOCK OPTION AGREEMENT

THIS NONSTATUTORY STOCK OPTION AGREEMENT (“Agreement”) is made and entered into as of the date set forth below, by and between APPLIED ENERGETICS, INC., a Delaware corporation (the “Company”), and the following Director of the Company (“Optionee”):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Option Information.

(a)	Date of Option:
(b)	Optionee:
(c)	Number of Shares:
(d)	Exercise Price:
(e)	Vesting Schedule

2. Acknowledgements.

(a) Optionee is a member of the Board of Directors of the Company.

(b) The Board of Directors (the “Board” which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2018 Incentive Stock Plan (the “Plan”), pursuant to which this Option is being granted; and

(c) The Board has authorized the granting to Optionee of a nonstatutory stock option (“Option”) to purchase shares of common stock of the Company (“Stock”) upon the terms and conditions hereinafter stated and pursuant to a registration statement filed under and in compliance with the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom.

3. Shares; Price. Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the “Shares”) for cash or on a cashless basis (or other consideration as is acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the “Exercise Price”).

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4. Term of Option; Continuation of Service. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, ten (10) years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee’s employment if such termination occurs prior to the end of such ten (10) year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5. Vesting of Option. Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term that Optionee serves as a Director of the Company according to terms deemed acceptable to the Board of Directors of the Company in their sole and absolute discretion according to the schedule set forth in Section 1(e) above (the “Vesting Schedule”).

6. Exercise. This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. Notwithstanding anything to the contrary contained in this Option, this Option may be exercised by presentation and surrender of this Option to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Option for that number of shares of Common Stock determined by multiplying the number of Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock. For example, if the holder is exercising 100,000 Options at an exercise price of $0.75 per share through a cashless exercise when the Common Stock’s current Market Price per share is $2.00 per share, then upon such Cashless Exercise the holder will receive 62,500 shares of Common Stock. Market Price is defined as the average of the last reported sale prices on the principal trading market for the Common Stock during the five (5) trading days immediately preceding such date. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

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7. Termination of Service. If Optionee shall cease to serve as a Director of the Company for any reason, no further installments shall vest pursuant to Section 5, and the maximum number of Shares that Optionee may purchase pursuant hereto shall be limited to the number of Shares that were vested as of the date Optionee ceases to be a Director (to the nearest whole Share). Thereupon, Optionee shall have the right to exercise this Option, at any time during the remaining term hereof, to the extent, but only to the extent, that this Option was exercisable as of the date Optionee ceases to be a Director; provided, however, if Optionee is removed as a Director pursuant to the Delaware corporation law, the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be a Director as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8. Death of Optionee. If the Optionee shall die while in the employ of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time within six (6) months after the date of Optionee’s death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9.  No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10. Recapitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been “effected without receipt of consideration by the Company”.

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In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

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11. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12 Modification, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan and the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee hereunder.

13. Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

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(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE ‘SECURITIES ACT’) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

14. Stand-off Agreement. Optionee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

15. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than by Removal. For the purposes of this Section, a “Repurchase Event” shall mean an occurrence of one of (i) termination of Optionee’s service as a director; (ii) death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee’s spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, and upon mutual agreement of the Company and Optionee, the Company may repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Removal. In the event Optionee is removed as a director pursuant to the Delaware Revised Statutes Code, or Optionee voluntarily resigns as a director prior to the date upon which the last installment of Shares becomes exercisable pursuant to Section 5, then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse ratably in equal annual increments on each anniversary of the date of this Agreement over the term of this Option specified in Section 4. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon removal or resignation all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of such removal or resignation, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

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(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination or cessation of services as director, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Delaware corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

(d) Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee’s agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

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(f) Permitted Transfers. Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g) Release of Restrictions on Shares. All other restrictions under this Section 15 shall terminate five (5) years following the date of this Agreement, or when the Company’s securities are publicly traded, whichever occurs earlier.

16. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for use in Company records related to Optionee.

17. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Delaware, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.

COMPANY:	APPLIED ENERGETICS, INC.
a Delaware corporation

By:
Name:
Title:

OPTIONEE:

By:
(signature)
Name:

B-2-8

Appendix A

NOTICE OF EXERCISE

APPLIED ENERGETICS, INC.

_________________

_________________

_________________

Re: Nonstatutory Stock Option

1) Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

OR

2) I elect a cashless exercise pursuant to Section 6 of my Nonstatutory Stock Option Agreement. The Average Market Price as of _______ was $_____.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company’s 2018 Incentive Stock Plan.

By:
(signature)
Name:

B-2-9

EXHIBIT B-3

APPLIED ENERGETICS, INC.

CONSULTANT NONSTATUTORY STOCK OPTION AGREEMENT

THIS CONSULTANT NONSTATUTORY STOCK OPTION AGREEMENT (“Agreement”) is made and entered into as of the date set forth below, by and between APPLIED ENERGETICS, INC., a Delaware corporation (the “Company”), and the following consultant to the Company (herein, the “Optionee”):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Option Information.

(a)	Date of Option:
(b)	Optionee:
(c)	Number of Shares:
(d)	Exercise Price:
(e)	Vesting Schedule

2. Acknowledgements.

(a) Optionee is an independent consultant to the Company, not an employee;

(b) The Board of Directors (the “Board” which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2018 Incentive Stock Plan (the “Plan”), pursuant to which this Option is being granted; and

(c) The Board has authorized the granting to Optionee of a nonstatutory stock option (“Option”) to purchase shares of common stock of the Company (“Stock”) upon the terms and conditions hereinafter stated and pursuant to a registration statement filed under and in compliance with the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom.

3. Shares; Price. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the “Shares”) for cash or on a cashless basis (or other consideration as is acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the “Exercise Price”).

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4. Term of Option. This Option shall expire, and all rights hereunder to purchase the Shares, shall terminate five (5) years from the date hereof. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate Optionee as a consultant to the Company, or to increase or decrease the compensation paid to Optionee from the rate in effect as of the date hereof.

5. Vesting of Option. Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the period that Optionee serves as a consultant of the Company according to terms deemed acceptable to the Board of Directors of the Company in their sole and absolute discretion according to the schedule set forth in Section 1(e) above (the “Vesting Schedule”).

6. Exercise. This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. Notwithstanding anything to the contrary contained in this Option, this Option may be exercised by presentation and surrender of this Option to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Option for that number of shares of Common Stock determined by multiplying the number of Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock. For example, if the holder is exercising 100,000 Options at an exercise price of $0.75 per share through a cashless exercise when the Common Stock’s current Market Price per share is $2.00 per share, then upon such Cashless Exercise the holder will receive 62,500 shares of Common Stock. Market Price is defined as the average of the last reported sale prices on the principal trading market for the Common Stock during the five (5) trading days immediately preceding such date. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime.

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7. Termination of Service. If Optionee’s service as a consultant to the Company terminates for any reason, no further installments shall vest pursuant to Section 5, and Optionee shall have the right at any time within thirty (30) days following such termination of services or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date Optionee ceased to be a consultant to the Company; provided, however, if Optionee is terminated for reasons that would justify a termination of employment “for cause”, the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be a consultant to the Company as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8. Death of Optionee. If the Optionee shall die while serving as a consultant to the Company, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time within ninety (90) days after the date of Optionee’s death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of the issuance of shares following exercise of this to Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10. Recapitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been “effected without receipt of consideration by the Company.”

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In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board; provided, however, if Optionee shall be a consultant at the time such Reorganization is approved by the stockholders, Optionee shall have the right to exercise this Option as to all or any part of the Shares, without regard to the installment provisions of Section 5, for a period beginning 30 days prior to the consummation of such Reorganization and ending as of the Reorganization or the expiration of this Option, whichever is earlier, subject to the consummation of the Reorganization. In any event, the Company shall notify Optionee, at least 30 days prior to the consummation of such Reorganization, of his exercise rights, if any, and that the Option shall terminate upon the consummation of the Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

B-3-4

11. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12. Modification, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee hereunder.

13. Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

B-3-5

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE ‘SECURITIES ACT’) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ___________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

14. Stand-off Agreement. Optionee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of up to one year following the effective date of registration of such offering.

15. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a “Repurchase Event” shall mean an occurrence of one of (i) termination of Optionee’s service as a consultant, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee’s spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

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(b) Repurchase Right on Termination for Cause. In the event Optionee’s service as a consultant is terminated by the Company “for cause” (as contemplated by Section 7), then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse ratably in equal annual increments on each anniversary of the date of this Agreement over the term of this Option specified in Section 4. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon any such termination of service for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any repurchase right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company cannot purchase all such Shares because it is unable to meet the financial tests set forth in the Delaware corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

(d) Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

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(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee’s agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g) Release of Restrictions on Shares. All rights and restrictions under this Section 15 shall terminate five (5) years following the date of this Agreement, or when the Company’s securities are publicly traded, whichever occurs earlier.

16. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for use in Company records related to Optionee.

17. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Delaware, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.

COMPANY:	APPLIED ENERGETICS, INC., a Delaware corporation

By:
Name:
Title:

OPTIONEE:

By:
(signature)
Name:

B-3-8

Appendix A

NOTICE OF EXERCISE

APPLIED ENERGETICS, INC.

_________________

_________________

_________________

Re: Nonstatutory Stock Option

1) Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

OR

2) I elect a cashless exercise pursuant to Section 6 of my Nonstatutory Stock Option Agreement. The Average Market Price as of _______ was $_____.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company’s 2018 Incentive Stock Plan.

By:
(signature)
Name:

B-3-9

EXHIBIT C

APPLIED ENERGETICS, INC.

STOCK AWARD AGREEMENT

THIS STOCK AWARD AGREEMENT (“Agreement”) is made and entered into as of the date set forth below, by and between APPLIED ENERGETICS, INC. , a Delaware corporation (the “Company”), and the employee, director or consultant of the Company named in Section 1(b). (“Grantee”):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Stock Award Information.

(a)	Date of Award:
(b)	Grantee:
(c)	Number of Shares:
(d)	Original Value:

2. Acknowledgements.

(a) Grantee is a [employee/director/consultant] of the Company.

(b) The Company has adopted a 2018 Incentive Stock Plan (the “Plan”) under which the Company’s common stock (“Stock”) may be offered to directors, officers, employees and consultants pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”).

3. Shares; Value. The Company hereby grants to Grantee, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) (the “Shares”), which Shares have a fair value per share (“Original Value”) equal to the amount set forth in Section 1(d). For the purpose of this Agreement, the terms “Share” or “Shares” shall include the original Shares plus any shares derived therefrom, regardless of the fact that the number, attributes or par value of such Shares may have been altered by reason of any recapitalization, subdivision, consolidation, stock dividend or amendment of the corporate charter of the Company. The number of Shares covered by this Agreement and the Original Value thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

4. Investment Intent. Grantee represents and agrees that Grantee is accepting the Shares for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that, if requested, Grantee shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares are registered under the Securities Act, Grantee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

5. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Grantee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a “Repurchase Event” shall mean an occurrence of one of (i) termination of Grantee’s employment [or service as a director/consultant] by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Grantee; (iii) bankruptcy of Grantee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Grantee, to the extent that any of the Shares are allocated as the sole and separate property of Grantee’s spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Grantee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to purchase all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Grantee’s employment [or service as a director/consultant] is terminated by the Company “for cause” (as defined below), then the Company shall have the right (but not an obligation) to purchase Shares of Grantee at a price equal to the Original Value. Such right of the Company to purchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. Termination of employment [or service as a director/consultant] “for cause” means (i) as to employees or consultants, termination for cause, or as defined in the Plan, this Agreement or in any employment [or consulting] agreement between the Company and Grantee, or (ii) as to directors, removal pursuant to the Delaware corporation law. In the event the Company elects to purchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 4(a) or 4(b) shall be exercised by giving notice of exercise as provided herein to Grantee or the estate of Grantee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination or cessation of services as director, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Grantee for the Shares. If the Company cannot purchase all such Shares because it is unable to meet the financial tests set forth in the Delaware corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 5.

(d) Right of First Refusal. In the event Grantee desires to transfer any Shares during his or her lifetime, Grantee shall first offer to sell such Shares to the Company. Grantee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Grantee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Grantee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Grantee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Grantee’s agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Grantee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 5 to the contrary, the Grantee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Grantee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Grantee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 5(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Grantee and the Company.

(g) Release of Restrictions on Shares. All rights and restrictions under this Section 5 shall terminate five (5) years following the date of this Agreement, or when the Company’s securities are publicly traded, whichever occurs earlier.

6. Representations and Warranties of the Grantee. This Agreement and the issuance and grant of the Shares hereunder is made by the Company in reliance upon the express representations and warranties of the Grantee, which by acceptance hereof the Grantee confirms that:

(a) The Shares granted to him pursuant to this Agreement are being acquired by him for his own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares. It is understood that the Shares have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends, among other things, upon the bona fide nature of his representations as expressed herein;

(b) The Shares must be held by him indefinitely unless they are subsequently registered under the Act and any applicable state securities laws, or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption; and

(c) Grantee further represents that Grantee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition and to obtain additional information reasonably necessary to verify the accuracy of such information,

(d) Unless and until the Shares represented by this Grant are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE ‘SECURITIES ACT’) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN STOCK AWARD AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

(e) Grantee understands that he or she will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, as of the date of grant, exceeds the price paid by Grantee, if any. The acceptance of the Shares by Grantee shall constitute an agreement by Grantee to report such income in accordance with then applicable law. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Grantee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Grantee to make a cash payment to cover such liability.

7. Stand-off Agreement. Grantee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Grantee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering. This Section 8 shall survive any termination of this Agreement.

8.  Termination of Agreement. This Agreement shall terminate on the occurrence of any one of the following events: (a) written agreement of all parties to that effect; (b) a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company; (c) the closing of any public offering of common stock of the Company pursuant to an effective registration statement under the Securities Act; or (d) dissolution, bankruptcy, or insolvency of the Company.

9. Agreement Subject to Plan; Applicable Law. This Grant is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Grantee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Grant shall be governed by the laws of the State of Delaware and subject to the exclusive jurisdiction of the courts therein.

10. Miscellaneous.

(a) Notices. Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to have been duly delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Grantee at the last address provided by Grantee for use in the Company’s records.

(b) Entire Agreement. This instrument constitutes the sole agreement of the parties hereto with respect to the Shares. Any prior agreements, promises or representations concerning the Shares not included or reference herein shall be of no force or effect. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and their respective transferees, heirs, legal representatives, successors, and assigns.

(c) Enforcement. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware and subject to the exclusive jurisdiction of the courts located in the State of Delaware. If Grantee attempts to transfer any of the Shares subject to this Agreement, or any interest in them in violation of the terms of this Agreement, the Company may apply to any court for an injunctive order prohibiting such proposed transaction, and the Company may institute and maintain proceedings against Grantee to compel specific performance of this Agreement without the necessity of proving the existence or extent of any damages to the Company. Any such attempted transaction shares in violation of this Agreement shall be null and void.

(d) Validity of Agreement. The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties hereto. It is intended that each Section of this Agreement shall be viewed as separate and divisible, and in the event that any Section shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:	APPLIED ENERGETICS, INC.
a Delaware corporation

By:
Name:
Title:

OPTIONEE:

By:
(signature)
Name:

EXHIBIT D

APPLIED ENERGETICS, INC.

RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK PURCHASE AGREEMENT (“Agreement”) is made and entered into as of the date set forth below, by and between APPLIED ENERGETICS, INC. , a Delaware corporation (the “Company”), and the employee, director or consultant of the Company named in Section 1(b). (“Grantee”):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Stock Purchase Information.

(a)	Date of Agreement:
(b)	Grantee:
(c)	Number of Shares:
(d)	Purchase Price:

2. Acknowledgements.

(a) Grantee is a [employee/director/consultant] of the Company.

(b) The Company has adopted a 2018 Incentive Stock Plan (the “Plan”) under which the Company’s common stock (“Stock”) may be offered to officers, employees, directors and consultants pursuant to a registration statement filed under and in compliance with the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom.

(c) The Grantee desires to purchase shares of the Company’s common stock on the terms and conditions set forth herein.

3. Purchase of Shares. The Company hereby agrees to sell and Grantee hereby agrees to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) (the “Shares”), at the price per Share set forth in Section 1(d) (the “Price”). For the purpose of this Agreement, the terms “Share” or “Shares” shall include the original Shares plus any shares derived therefrom, regardless of the fact that the number, attributes or par value of such Shares may have been altered by reason of any recapitalization, subdivision, consolidation, stock dividend or amendment of the corporate charter of the Company. The number of Shares covered by this Agreement shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

4. Investment Intent. Grantee represents and agrees that Grantee is accepting the Shares for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that, if requested, Grantee shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares are registered under the Securities Act, Grantee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

5. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Grantee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a “Repurchase Event” shall mean an occurrence of one of (i) termination of Grantee’s employment [or service as a director/consultant] by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Grantee; (iii) bankruptcy of Grantee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Grantee, to the extent that any of the Shares are allocated as the sole and separate property of Grantee’s spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Grantee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Grantee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Grantee’s employment [or service as a director/consultant] is terminated by the Company “for cause” (as defined below), then the Company shall have the right (but not an obligation) to repurchase Shares of Grantee at a price equal to the Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. Termination of employment [or service as a director/consultant] “for cause” means (i) as to employees and consultants, termination for cause, or as defined in the Plan, this Agreement or in any employment [or consulting] agreement between the Company and Grantee, or (ii) as to directors, removal pursuant to the Delaware corporation law. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 4(a) or 4(b) shall be exercised by giving notice of exercise as provided herein to Grantee or the estate of Grantee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Grantee for the Shares. If the Company cannot purchase all such Shares because it is unable to meet the financial tests set forth in the Delaware corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 5.

(d) Right of First Refusal. In the event Grantee desires to transfer any Shares during his or her lifetime, Grantee shall first offer to sell such Shares to the Company. Grantee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Grantee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Grantee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Grantee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Grantee’s agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Grantee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 5 to the contrary, the Grantee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Grantee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Grantee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 5(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Grantee and the Company.

(g) Release of Restrictions on Shares. All rights and restrictions under this Section 5 shall terminate five (5) years following the date upon which the Company receives the full Price as set forth in Section 3, or when the Company’s securities are publicly traded, whichever occurs earlier.

5. Representations and Warranties of the Grantee. This Agreement and the issuance and grant of the Shares hereunder is made by the Company in reliance upon the express representations and warranties of the Grantee, which by acceptance hereof the Grantee confirms that:

(a) The Shares granted to him pursuant to this Agreement are being acquired by him for his own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares. It is understood that the Shares have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends, among other things, upon the bona fide nature of his representations as expressed herein;

(b) The Shares must be held by him indefinitely unless they are subsequently registered under the Act and any applicable state securities laws, or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption; and

(c) Grantee further represents that Grantee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition and to obtain additional information reasonably necessary to verify the accuracy of such information;

(d) Unless and until the Shares represented by this Grant are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE ‘SECURITIES ACT’) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN RESTRICTED STOCK PURCHASE AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

(e) Grantee understands that he or she will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, as of the date of Grant, exceeds the price paid by Grantee. The acceptance of the Shares by Grantee shall constitute an agreement by Grantee to report such income in accordance with then applicable law. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Grantee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Grantee to make a cash payment to cover such liability.

7. Stand-off Agreement. Grantee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Grantee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering. This Section 8 shall survive any termination of this Agreement.

8. Termination of Agreement. This Agreement shall terminate on the occurrence of any one of the following events: (a) written agreement of all parties to that effect; (b) a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company; (c) the closing of any public offering of common stock of the Company pursuant to an effective registration statement under the Act; or (d) dissolution, bankruptcy, or insolvency of the Company.

9. Agreement Subject to Plan; Applicable Law. This Grant is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Grantee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Grant shall be governed by the laws of the State of Delaware and subject to the exclusive jurisdiction of the courts therein.

10. Miscellaneous.

(a) Notices. Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to have been duly delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Grantee at the last address provided by Grantee for use in the Company’s records.

(b) Entire Agreement. This instrument constitutes the sole agreement of the parties hereto with respect to the Shares. Any prior agreements, promises or representations concerning the Shares not included or reference herein shall be of no force or effect. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and their respective transferees, heirs, legal representatives, successors, and assigns.

(c) Enforcement. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware and subject to the exclusive jurisdiction of the courts located in the State of Delaware. If Grantee attempts to transfer any of the Shares subject to this Agreement, or any interest in them in violation of the terms of this Agreement, the Company may apply to any court for an injunctive order prohibiting such proposed transaction, and the Company may institute and maintain proceedings against Grantee to compel specific performance of this Agreement without the necessity of proving the existence or extent of any damages to the Company. Any such attempted transaction shares in violation of this Agreement shall be null and void.

(d) Validity of Agreement. The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties hereto. It is intended that each Section of this Agreement shall be viewed as separate and divisible, and in the event that any Section shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:	APPLIED ENERGETICS, INC., a Delaware corporation

By:
Name:
Title:

OPTIONEE:

By:
(signature)
Name:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK *** EASY (24 hours a day; 7 days a week) or by mail.

APPLIED ENERGETICS, INC.	Your phone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern time on October 29, 2019.
INTERNET/MOBILE – www.cstproxyvote.com Use the internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
PHONE – 1-866-894-0536 Use a touch-tone phone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

ñ FOLD HERE -- DO NOT SEPARATE – INSERT IN ENVELOPE PROVIDED ñ

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 4 AND 5 AND FOR “3 YEARS” FOR PROPOSAL 3.

1. Election of Directors Gregory J. Quarles (3 years) Bradford T. Adamczyk (3 years) Jonathan R. Barcklow (2 years) John Schultz (1 year)	FOR all Nominees listed to the left □	Withhold authority to vote (except as marked to the contrary, vote for all nominees listed to the left) □	4. To approve and adopt the Company’s 2018 Incentive Stock Plan	YES NO ABSTAIN □ □ □
(Instruction: To withhold authority for any nominee, strike through that nominee’s name in the list above.)
2. To approve, on an advisory basis, the compensation of the Company’s named executive officers and directors	YES NO ABSTAIN □ □ □		5. To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019	YES NO ABSTAIN □ □ □
3. To approve, on an advisory basis, the frequency with which the Company holds advisory votes regarding the compensation of the Company’s named executive officers and directors	3 Years 2 Years 1 Year ABSTAIN □ □ □ □

CONTROL NUMBER

Signature: _____________________ Signature, if held jointly_________________________ Date _____________

Note: Please sign exactly as name appears hereon. Where shares are held by joint owners, both should sign. When signing as attorney, executor, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials

for the Annual Meeting of Stockholders

The 2019 Proxy Statement and the December 31, 2018 Annual Report on Form 10-K are available at:
www.cstproxy.com/aergs/2019.

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

APPLIED ENERGETICS, INC.

The undersigned appoints Stephen McCommon and Stephen McCahon, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Applied Energetics, Inc. held of record by the undersigned at the close of business on September 10, 2019 at the Annual Meeting of Stockholders of Applied Energetics, Inc. to be held on October 30, 2019, or at any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NOCONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSALS 2-5 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREBY ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(Continued and to be marked, dated and signed, on the other side.)